    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 2001
                                                             FILE NO. 333-______
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                          CUBIST PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                         22-3192085
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

                      24 EMILY STREET, CAMBRIDGE, MA 02139
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                             ---------------------

     OPTIONS ASSUMED BY CUBIST PHARMACEUTICALS, INC. IN CONNECTION WITH THE
      ACQUISITION OF TERRAGEN DISCOVERY INC., ORIGINALLY GRANTED UNDER THE
               TERRAGEN DISCOVERY INC. EMPLOYEE STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                             ---------------------
                            SCOTT M. ROCKLAGE, PH.D.
    Chairman of the Board of Directors, President and Chief Executive Officer
                          CUBIST PHARMACEUTICALS, INC.
                                 24 Emily Street
                         Cambridge, Massachusetts 02139
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (617) 576-1999
           Telephone Number, Including Area Code, of Agent for Service
                             ---------------------

                                   COPIES TO:

                               JULIO E. VEGA, ESQ.
                            MATTHEW J. CUSHING, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                              Boston, MA 02110-1726
                                 (617) 951-8000

                         CALCULATION OF REGISTRATION FEE


=============================================================================================================
                                    PROPOSED            PROPOSED
                                     AMOUNT             MAXIMUM            MAXIMUM             AMOUNT OF
         TITLE OF                     TO BE          OFFERING PRICE        AGGREGATE         REGISTRATION
SECURITIES TO BE REGISTERED        REGISTERED(1)       PER SHARE(2)     OFFERING PRICE (2)         FEE
-------------------------------------------------------------------------------------------------------------
Common Stock,
$0.001 par value                   19,263                 $49.66          $956,600.58           $239.15
=============================================================================================================

(1) Such shares are issuable upon the exercise of options assumed by the Registrant pursuant to an Acquisition Agreement dated as of August 5, 2000, by and among the Registrant, C&T Acquisition Corporation, TerraGen Discovery Inc. and MDS Capital Corp.

(2) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended, and based on the weighted average exercise price of the options referred to in Note 1 above, as the respective exercise prices of such options have been modified in connection with the acquisition effected pursuant to the Acquisition Agreement.

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed to register 19,263 shares of common stock, par value $0.001 per share, of Cubist Pharmaceuticals, Inc., issuable upon the exercise of options assumed by Cubist in connection with its acquisition of TerraGen Discovery Inc., a company organized under the laws of the Province of British Columbia, Canada, which was completed on October 23, 2000. These options were originally granted to employees, directors and consultants under the TerraGen Discovery Inc. Employee Stock Option Plan. As of December 7, 2000, the name of TerraGen Discovery Inc. was officially changed to Cubist Pharmaceuticals Inc. For clarity, we will continue to refer to such entity as TerraGen Discovery Inc.

         Pursuant to the Acquisition Agreement dated as of August 5, 2000, by and among Cubist, C&T Acquisition Corporation, a wholly owned subsidiary of Cubist, TerraGen Discovery Inc. and MDS Capital Corp., Cubist indirectly through C&T Acquisition Corporation acquired all of the issued and outstanding stock of TerraGen Discovery Inc. and assumed all of the outstanding options, warrants and convertible debentures of TerraGen. Pursuant to the acquisition, each assumed option is exercisable upon the same terms and conditions as provided in the TerraGen plan under which the option was issued, except that the assumed options are exerciseable for shares of Cubist Pharmaceuticals, Inc. common stock and except to the extent otherwise changed or modified in connection with the acquisition.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         We incorporate by reference the following documents filed by us with the SEC:

         --       Annual Report on Form 10-K/A for the fiscal year ended
                  December 31, 1999;
         --       Quarterly Reports on Form 10-Q filed on November 14, 2000,
                  August 14, 2000 and May 12, 2000;
         --       Current Reports on Form 8-K/A filed on January 8, 2001 and on
                  Form 8-K filed on January 22, 2001, December 15, 2000,
                  November 7, 2000, September 15, 2000, August 10, 2000 and
                  April 6, 2000;
         --       Definitive Proxy Statement filed on April 3, 2000;
         --       the description of our common stock contained in our
                  registration statement on Form 8-A filed with the SEC on September 17, 1996, including any amendments or reports filed for the purpose of updating that description; and
         --       the description of the preferred stock purchase rights for our Series A Junior Participating Preferred Stock contained in our registration statement on Form 8-A filed with the SEC on August 2, 1999, including any amendments or reports filed for the purpose of updating that description.

         You may request a copy of these filings at no cost (other than exhibits unless those exhibits are specifically incorporated by reference herein) by writing, telephoning or e-mailing us at the following address:

                          Cubist Pharmaceuticals, Inc.
                          24 Emily Street
                          Cambridge, MA 02139
                          Attn: Thomas A. Shea
                          (617) 576-1999
                          e-mail: tshea@cubist.com

         In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS OR COUNSEL

         Not applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

         The Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Company, copies of which are filed herein as Exhibits 3.1 and 3.2, provide for advancement of expenses and indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions to the fullest extent permissible under Delaware law.

         The Company intends to maintain insurance for the benefit of its directors and officers insuring such persons against certain liabilities, including liabilities under the securities laws.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.


ITEM 8.  EXHIBITS

         The following exhibits are filed as part of this Registration
Statement:

         3.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3 to Cubist's Quarterly Report on Form 10-Q filed on August 12, 1999) (File no. 000-21379).

         3.2 Amended and Restated By-Laws of the Registrant, as amended to date. (incorporated by reference to Exhibit 3.4, Registration No. 333-6795).

         4.1 Specimen certificate for shares of Common Stock (incorporated by reference to Exhibit 3.4 to Cubist's Registration Statement on Form S-1) (Registration
                    No. 333-6795).

         4.2 Rights Agreement dated as of July 21, 1999 between Cubist and Fleet National Bank f/k/a BankBoston, N.A. as Rights Agent (incorporated by reference to Exhibit 99.1 to Cubist's Report on Form 8-K filed on July 30, 1999)
                    (File no. 000-21379).

         4.3 First Amendment, dated as of March 7, 2000, to the Rights Agreement, dated as of July 21, 2000 between the Company and Fleet National Bank f/k/a BankBoston, N.A., as Rights Agent (incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form 8-A/A filed on March 9, 2000) (File No. 000-21379)

         4.4 Form of Amended Rights Certificate (incorporated herein by reference to Exhibit 4.4 to the Company's Registration Statement on Form 8-A/A filed on March 9, 2000) (File
                    No. 000-21379)

         4.5 TerraGen Discovery Inc. Employee Stock Option Plan assumed by Cubist.

           5 Opinion and Consent of Bingham Dana LLP with respect to the legality of the shares beingregistered.

        23.1        Consent of Bingham Dana LLP (included in Exhibit 5).

        23.2        Consent of PricewaterhouseCoopers LLP.

        23.3        Consent of KPMG LLP.

          24 Power of Attorney (included in signature page to Registration Statement).

ITEM 9.  UNDERTAKINGS

         The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "SECURITIES ACT"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
         Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
         Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof; and

(5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on this 22nd day of January, 2001.

                          CUBIST PHARMACEUTICALS, INC.


                                        By: /s/ Scott M. Rocklage, Ph.D.
                                          -----------------------------------
                                          Scott M. Rocklage, Ph.D.
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Scott M. Rocklage and Thomas A. Shea and each of them severally, acting alone and without the other, his/her true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



         SIGNATURE                    TITLE                                               DATE


/s/ Scott M. Rocklage
-----------------------------   Chairman of the Board of Directors, President,       January 22, 2001
Scott M. Rocklage               Chief Executive Officer and Director
                                (Principal Executive Officer)

/s/ Thomas A. Shea
------------------------        Vice President and Chief Financial Officer           January 22, 2001
Thomas A. Shea


/s/ John K. Clarke
------------------------        Director                                             January 22, 2001
John K. Clarke


/s/ Barry M. Bloom
------------------------        Director                                             January 22, 2001
Barry M. Bloom


/s/ Walter Maupay
------------------------        Director                                             January 22, 2001
Walter Maupay


/s/ David Martin
------------------------        Director                                             January 22, 2001
David Martin


/s/ Paul R. Schimmel
------------------------        Director                                             January 22, 2001
Paul R. Schimmel


/s/ John Zabriskie
------------------------        Director                                             January 22, 2001
John Zabriskie



------------------------        Director                                             January __, 2001
Susan Bayh


                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                      DESCRIPTION

   3.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3 to Cubist's Quarterly Report on Form 10-Q filed on August 12, 1999) (File no. 000-21379).

   3.2 Amended and Restated By-Laws of the Registrant, as amended to date. (incorporated by reference to Exhibit 3.4, Registration
            No. 333-6795).

   4.1 Specimen certificate for shares of Common Stock (incorporated by reference to Exhibit 3.4 to Cubist's Registration Statement on Form S-1) (Registration No. 333-6795).

   4.2 Rights Agreement dated as of July 21, 1999 between Cubist and BankBoston, N.A. as Rights Agent (incorporated by reference to
            Exhibit 99.1 to Cubist's Report on Form 8-K filed on July 30, 1999) (File no. 000-21379).

   4.3      First Amendment, dated as of March 7, 2000, to the Rights
            Agreement, dated as of July 21, 2000 between the Company and Fleet National Bank f/k/a BankBoston, N.A., as Rights Agent (incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form 8-A/A filed on March 9, 2000) (File No. 000-21379)

   4.4 Form of Amended Rights Certificate (incorporated herein by reference to Exhibit 4.4 to the Company's Registration Statement on Form 8-A/A filed on March 9, 2000) (File No. 000-21379)

   4.5      TerraGen Discovery Inc. Employee Stock Option Plan assumed by
            Cubist.

    5 Opinion and Consent of Bingham Dana LLP with respect to the legality of the shares being registered.

   23.1     Consent of Bingham Dana LLP (included in Exhibit 5).

   23.2     Consent of PricewaterhouseCoopers LLP.

   23.3     Consent of KPMG LLP.

    24      Power of Attorney (included in signature page to Registration
            Statement).